SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure Of Significant Accounting Policies [Abstract]
Disclosure of detailed information about property, plant and equipment useful life [text block]
The Company has changed its estimate of the useful life of the earthmoving equipment category within property, plant and equipment to better reflect the pattern of consumption being the straight line over the shorter of remaining life of the mine or life of the asset, rather than estimated hours. This change has been applied prospectively. This change in estimate did not result in a material difference to the depreciation in the current period. It is estimated it will not have a material impact on future periods’ depreciation.

The Company has changed its estimate of the basis for units of production over proven and probable reserves from carats recovered to ore treated. This change has been applied prospectively to better reflect the pattern of consumption over the remaining life of mine. This change only affects the production and related equipment, general infrastructure, mineral properties and deferred stripping categories within property, plant and equipment.

Upon entering commercial production stage, capitalized costs associated with the acquisition of the mineral property or the development of the mine, are amortized using the various methods based in the asset categories as follows:

Corporate assets	two to seven years, straight line
Vehicles	three to five years, straight line
Production and related equipment	units of production over proven and probable reserves
General infrastructure	units of production over proven and probable reserves
Earthmoving equipment	straight line over shorter of life of mine or life of the asset
Mineral properties	units of production over proven and probable reserves
Assets under construction	not depreciated until ready for use